UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 1, 2005

Ameris Bancorp

(Exact Name of Registrant as Specified in Charter)

Georgia	001-13901	58-1456434
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 2nd Avenue, S.E., Moultrie, Georgia	31768
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (229) 890-1111

ABC Bancorp

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 28, 2005, the Board of Directors of ABC Bancorp (the “Company”) unanimously approved by written consent Articles of Amendment to the Articles of Incorporation of the Company providing for the change of the Company’s name to “Ameris Bancorp.” Those Articles of Amendment were filed with the Secretary of State of the State of Georgia on December 1, 2005 and became effective as of that date. A copy of the Articles of Amendment as filed is attached as Exhibit 3.1 to this Current Report.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Articles of Amendment to the Articles of Incorporation of ABC Bancorp

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERIS BANCORP

By:	/s/ Edwin W. Hortman, Jr.
Edwin W. Hortman, Jr.,
President and Chief Executive Officer

Dated: December 1, 2005

EXHIBIT INDEX

3.1	Articles of Amendment to the Articles of Incorporation of ABC Bancorp